UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2008
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24799 (Commission File Number)	52-2056410 (IRS Employer Identification No.)

2000 Pennsylvania Avenue, N.W., Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 777-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     In a press release on February 6, 2008, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the fourth quarter and year ended December 31, 2007, announced an increase in the Company’s quarterly cash dividend, and provided a financial outlook for fiscal 2008. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for fourth quarter 2007 earnings and the increase in its quarterly cash dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)
Date: February 6, 2008	By:	/s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for fourth quarter 2007 earnings and the increase in its quarterly cash dividend.